DELAWARE MID-CAP VALUE FUND

                                   A SERIES OF
                          DELAWARE GROUP EQUITY FUNDS V

                    SUPPLEMENT DATED FEBRUARY 16, 2001 TO THE
        CLASS A, B & C PROSPECTUS AND THE INSTITUTIONAL CLASS PROSPECTUS
                           EACH DATED JANUARY 31, 2000


     On February 15, 2001, the Board of Trustees of Delaware Group Equity Funds V (the "Trust") unanimously voted to liquidate and dissolve the Delaware Mid-Cap Value Fund series of the Trust (the "Fund"). As a result of the decision to pursue liquidation and dissolution of the Fund, as of the date of this Supplement, new investors are no longer permitted to purchase shares of the Fund. Shareholders will be paid a liquidating distribution by the Fund shortly.